UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8899, 333-148108, 333-175171	59-0940416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 West Central Road, Hoffman Estates, Illinois 60192

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 765-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosures

Claire’s Stores, Inc. (the “Company”) is furnishing schedules containing certain supplemental financial information as of and for the three and nine months ended October 29, 2016 respecting (i) the Company and its subsidiaries (excluding CLSIP Holdings LLC and CLSIP LLC, which have been designated as “unrestricted subsidiaries” under the Company’s debt agreements), (ii) Claire’s (Gibraltar) Holdings Limited and its subsidiaries, and (iii) CLSIP Holdings LLC and CLSIP LLC that has been provided to lenders of these entities under existing credit agreements.

The information furnished pursuant to this Item 7.01 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Schedules of Supplemental Financial Information as of October 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.

Date: December 13, 2016	By:	/s/ Scott Huckins
Name: Scott Huckins
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Schedules of Supplemental Financial Information as of October 29, 2016